UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road Suite 1100 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01	Entry Into Material Definitive Agreement.

On January 9, 2025, Halcón Holdings, LLC (the “Borrower”), a wholly owned subsidiary of Battalion Oil Corporation (the “Company”), entered into a first amendment (the “First Amendment”) to its Second Amended and Restated Senior Secured Credit Agreement (the “Credit Agreement” and as amended by the First Amendment, the “Amended Credit Agreement”), dated as of December 26, 2024 (the “Original Closing Date”), with the Company, the subsidiary guarantors party thereto, the financial institutions party thereto as lenders and Fortress Credit Corp., as administrative agent.

Pursuant to the First Amendment, the Borrower incurred incremental term loans in the aggregate principal amount of $63.0 million (the “Incremental Term Loans”). After giving effect to the First Amendment, the Incremental Term Loans shall bear interest at a rate per annum equal to a forward-looking term rate that is based on SOFR for a tenor of three (3) months (with a credit spread adjustment of 0.15% per annum) (or another applicable reference rate, as determined pursuant to the terms of the Amended Credit Agreement), plus an applicable margin of 7.75%. Except as otherwise provided in the First Amendment and the Amended Credit Agreement, the terms applicable to the Incremental Term Loans, including the maturity applicable thereto, are the same as those applicable to the initial term loan facility funded on the Original Closing Date. Other than the foregoing, all other material provisions of the Credit Agreement remain materially unchanged.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the First Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d)Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1

First Amendment to Second Amended and Restated Senior Secured Credit Agreement dated as of January 9, 2025, by and among Battalion Oil Corporation, as holdings, Halcón Holdings LLC, as borrower, the subsidiary guarantors party thereto, Fortress Credit Corp., as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

January 10, 2025	By:	/s/ Matthew B. Steele
	Name:	Matthew B. Steele
	Title:	Chief Executive Officer

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